EXHIBIT 99.1

                Computational Materials and/or ABS Term Sheets.

                              MBS New Transaction

                            Computational Materials

                                 $686,710,000
                                 (Approximate)

                               INDYMAC MBS, INC.
                                   Depositor

                       INDYMAC INDX Mortgage Loan Trust
                                   2004-AR7

                          [Logo Omitted] IndyMac Bank
                          Seller and Master Servicer

                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------


                      COMPUTATIONAL MATERIALS DISCLAIMER

The analysis in this report is based on information provided by IndyMac Bank F.S.B. (the "Seller"). UBS Securities LLC ("UBS") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the final Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by UBS and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and UBS is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus and Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by UBS in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the Certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                             2
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

                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------


Preliminary Term Sheet                                          August 12, 2004
                          [Logo Omitted] IndyMac Bank
                                 (Approximate)
                   IndyMac INDX Mortgage Loan Trust 2004-AR7

              Initial Certificate
              Principal Balance /                                                               Principal        Expected
                   Notional                         Initial Pass-  Daycount Payment  Wtd. Avg.   Payment      Ratings (S&P /
    Class        Amount(1)(2)      Principal Type   Through Rate    Basis    Delay    Life(3)   Window(4)        Moody's)

     A-1          155,010,000     Senior, Floater  1M LIBOR+[](4)   30/360     0       3.66       1-115          AAA/Aaa
     A-2          390,000,000     Senior, Floater  1M LIBOR+[](5)   30/360     0       3.66       1-115          AAA/Aaa
     A-3          39,000,000      Senior Mezzanine 1M LIBOR+[](6)   30/360     0       3.66       1-115          AAA/Aaa
      A4          53,600,000      Senior, Floater, 1M LIBOR+[](7)   30/360     0       2.41        1-78          AAA/Aaa
                                        Seq
      A5          13,400,000      Senior, Floater, 1M LIBOR+[](8)   30/360     0       8.64       78-115         AAA/Aaa
                                        Seq
     B-1          20,300,000        Subordinate    1M LIBOR+[](7)   30/360     0       6.34       1-115           AA/Aa3
     B-2           9,800,000        Subordinate    1M LIBOR+[](8)   30/360     0       6.34       1-115            A/A3
     B-3           5,600,000        Subordinate    1M LIBOR+[](9)   30/360     0       6.34       1-115          BBB/Baa3

     B-4                            Subordinate    1M LIBOR+[]                   Not Offered
     B-5                            Subordinate    1M LIBOR+[]                   Not Offered
     B-6                            Subordinate    1M LIBOR+[]                   Not Offered
      IO                             Senior IO     Variable
    Total       700,010,622.00


(1)  Approximate, subject to adjustment as described in the Prospectus
     Supplement.

(2)  Subject to a variance of +/ - 5%.

(3)  To the 10% Optional Termination at the Pricing Speed.

(4) The pass-through rate for the Class A-1 equal LIBOR plus []%, (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the loans, as further described in this prospectus supplement under "Net WAC Cap".

(5) The pass-through rate for the Class A-2 equal LIBOR plus []%, (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the loans, as further described in this prospectus supplement under "Net WAC Cap".

(6) The pass-through rate for the Class A-3 equal LIBOR plus []%, (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the loans, as further described in this prospectus supplement under "Net WAC Cap".

(7) The pass-through rate for the Class A-4 equal LIBOR plus []%, (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the loans, as further described in this prospectus supplement under "Net WAC Cap".

(8) The pass-through rate for the Class A-5 equal LIBOR plus []%, (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the loans, as further described in this prospectus supplement under "Net WAC Cap".

(9) The pass-through rate for the Class B-1 equal LIBOR plus []%, (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the loans, as further described in this prospectus supplement under "Net WAC Cap".

(10) The pass-through rate f or the Class B-2 equal LIBOR plus []%, (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the loans, as further described in this prospectus supplement under "Net WAC Cap".

(11) The pass-through rate for the Class B-3 equal LIBOR plus []%, (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the loans, as further described in this prospectus supplement under "Net WAC Cap".

-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                             3
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

                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------


                              Transaction Summary
------------------------------------------------------------------------------

Relevant Parties

     Trust:                            IndyMac INDX Mortgage Loan Trust
                                       2004-AR7

     Depositor:                        IndyMac MBS, Inc.

     Seller and Master Servicer:       IndyMac Bank, F.S.B.

     Underwriter:                      UBS Securities LLC

     Co-Manager:                       RBS Greenwich Capital

     Trustee:                          Deutsche Bank National Trust Company

Relevant Dates

     Cut-Off Date: The close of business on August 1, 2004. References to percentages or balances of the Mortgage Loans as of the Cut-Off Date are based on the scheduled principal balance of the Mortgage Loans on such date.

     Expected Pricing Date:            On or about August 13, 2004

     Expected Closing Date:            On or about August 30, 2004

     Optional Termination Date:        The first Distribution Date on which
                                       the aggregate principal balance of the
                                       Mortgage Loans is less than 10% of the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the Cut-Off Date.

     Distribution Date:                The 25th day of each month or, if the
                                       25th day is not a business day, the
                                       next business day, beginning in
                                       September 2004.

     Legal Maturity Date:              September 25, 2034. This date
                                       represents the Distribution Date
                                       occurring in the month following the
                                       maturity date of the latest maturing
                                       Mortgage Loan.

Designations

     Senior Certificates:              The Class A-1 Certificates, Class A-2
                                       Certificates, Class A-3 Certificates,
                                       Class A-4 Certificates, Class A-5
                                       Certificates and the Class IO
                                       Certificates.

     Subordinate Certificates:         The Class B-1 Certificates, Class B-2
                                       Certificates , Class B-3 Certificates,
                                       Class B-4 Certificates, Class B-5
                                       Certificates, and, Class B-6
                                       Certificates,.

Collateral

     Mortgage Loans:                   The Trust's main source of funds for
                                       making distributions on the
                                       certificates will be collections on a
                                       pool of closed-end, adjustable-rate
                                       loans secured by first-lien mortgages
                                       or deeds of trust on residential one-
                                       to three-family properties.

                                       As of the Cut-Off Date, the
                                       Mortgage Loans consist of 2,434
                                       adjustable-rate mortgage loans
                                       with an aggregate scheduled
                                       principal balance of approximately
                                       $700,010,622. Approximately 51% of
                                       the loans are conforming balance
                                       loans based on the guidelines set
                                       forth by Fannie Mae and Freddie
                                       Mac.

-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                             4
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

                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------



                             Transaction Summary
------------------------------------------------------------------------------

Other Terms
     Interest Accrual Period:          Interest will initially accrue from the
                                       Closing Date to (but excluding) the
                                       first Distribution Date, and
                                       thereafter, from the prior Distribution
                                       Date to (but excluding) the current
                                       Distribution Date on the basis of a
                                       360-day year consisting of twelve
                                       30-day months. Each class of
                                       Certificates will initially settle flat
                                       (no accrued interest).



     Pricing Speed:                    20% CPR.



     Optional Termination:             The Master Servicer may, at its sole
                                       discretion, purchase all of the
                                       Mortgage Loans and REO properties and
                                       retire the certificates on or after the
                                       Optional Termination Date.



     Credit Enhancement:               Credit enhancement is intended to
                                       reduce the harm caused to holders of
                                       certificates by shortfalls in payments
                                       collected on or realized losses
                                       attributed to the Mortgage Loans.
                                       Credit enhancements can reduce the
                                       effects of such shortfalls and/or
                                       losses on all classes of certificates,
                                       or they can allocate shortfalls and/or
                                       losses so they affect some classes of
                                       certificates before others. On each
                                       Distribution Date, the classes of
                                       certificates that are lower in order of
                                       payment priority will not receive
                                       payments of interest or principal until
                                       the classes that are higher in order of
                                       payment priority have been paid.

                                       The Senior Certificates will receive
                                       distributions of interest and
                                       principal, as applicable, before the
                                       Subordinate Certificates are entitled
                                       to receive interest or principal. In
                                       addition, each class of Subordinate
                                       Certificates will receive distributions
                                       of interest and principal prior to any
                                       other class of Subordinate Certificates
                                       with a higher alphanumeric class
                                       designation. The Subordinate
                                       Certificates, in reverse order of
                                       alphanumeric class designation, will
                                       absorb most losses on the Mortgage
                                       Loans, other than certain excess losses
                                       as described in the Prospectus
                                       Supplement, prior to other classes of
                                       certificates.



     Tax Status:                       The Trust will be established as one or
                                       more REMICs for federal income tax
                                       purposes.



     ERISA Considerations:             If you are a fiduciary of any
                                       retirement plan or other employee
                                       benefit arrangement subject to the
                                       Employee Retirement Income Security Act
                                       of 1974, as amended, or Section 4975 of
                                       the Internal Revenue Code of 1986, you
                                       should consult with counsel as to
                                       whether you can buy or hold an offered
                                       certificate. The residual certificates
                                       may not be purchased or transferred to
                                       such a plan.



     SMMEA Eligibility:                The Class A-1 Certificates, Class A-2
                                       Certificates, Class A-3 Certificates,
                                       Class A-4 Certificates, Class A-5
                                       Certificates, Class IO Certificates,
                                       and Class B-1 Certificates are expected
                                       to constitute "mortgage related
                                       securities" for the purposes of the
                                       Secondary Mortgage Market Enhancement
                                       Act of 1984 ("SMMEA"). Other classes
                                       will not be SMMEA eligible.



     Form of Registration:             It is expected that delivery of the
                                       certificates will be made in book-entry
                                       form through the Same-Day Funds
                                       Settlement System of The Depository
                                       Trust Company, which may include
                                       delivery through Clearstream, Societe
                                       Anonyme or Euroclear System, on or
                                       about August 30, 2004 against payment
                                       therefore in immediately available
                                       funds.



-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                             5
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

                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------


     Net WAC Cap:                      The Net WAC Cap for any
                                       Distribution Date equals the
                                       product of (i) the weighted
                                       average of the Net Mortgage Rates
                                       of the Mortgage Loans as of the
                                       first day of the month preceding
                                       such Distribution Date and (ii) a
                                       fraction, the numerator of which
                                       is 30 and the denominator of which
                                       is the number of days in the
                                       accrual period.



     Yield Maintenance Agreement:      "YMA", with a counterparty (the
                                       "Counterparty") for the benefit of each
                                       of the Class A-1 Certificates, Class
                                       A-2 Certificates, Class A-3
                                       Certificates, Class A-4 Certificates,
                                       Class A-5 Certificates, Class B-1
                                       Certificates, Class B-2 Certificates
                                       and Class B-3 Certificates. The
                                       notional balance of the Yield
                                       Maintenance Agreements and the strike
                                       rates are in the tables below. The
                                       notional balance of the YMA for the
                                       Class A-1 Certificates, Class A-2
                                       Certificates, Class A-3 Certificates,
                                       Class A-4 Certificates, Class A-5
                                       Certificates, Class B-1 Certificates,
                                       Class B-2 Certificates and Class B-3
                                       Certificates is subject to a maximum
                                       equal to the aggregate principal
                                       balance of the Class A-1 Certificates,
                                       Class A-2 Certificates, Class A-3
                                       Certificates, Class A-4 Certificates,
                                       Class A-5 Certificates, Class B-1
                                       Certificates, Class B-2 Certificates
                                       and Class B-3 Certificates. The
                                       Counterparty will be obligated to make
                                       monthly payments to the Trustee when
                                       one-month LIBOR exceeds the specified
                                       strike rate. Such payments will be
                                       capped at their maximum amount when
                                       one-month LIBOR equals or exceeds
                                       10.043%. The Yield Maintenance
                                       Agreement will terminate after the
                                       Distribution Date in June 2014. Any
                                       payments received from the Yield
                                       Maintenance Agreement will be used to
                                       pay Carryover Shortfall Amounts on the
                                       Class A-1 Certificates, Class A-2
                                       Certificates, Class A-3 Certificates,
                                       Class A-4 Certificates, Class A-5
                                       Certificates, Class B-1 Certificates,
                                       Class B-2 Certificates and Class B-3
                                       Certificates.

-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                            6
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

                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------



                              Price/Yield Tables


Settle               8/30/2004                LIBOR_1MO 1.56
First Payment        9/25/2004                  MTA_1YR 1.46




Class A1 to Optional Call Date
Par Price                        5% CPR    10% CPR    20% CPR    30% CPR       50% CPR
100-00
                             WAL  10.84     6.90       3.66        2.34          1.22
                        Mod Durn  9.223     6.142      3.417      2.230         1.185
          Principal Window Begin    1         1          1          1             1
            Principal Window End   287       207        115         75            40


Class A2 to Optional Call Date
Par Price                        5% CPR    10% CPR    20% CPR    30% CPR       50% CPR
100-00
                             WAL  10.84     6.90       3.66        2.34          1.22
                        Mod Durn  9.231     6.145      3.418      2.231         1.186
          Principal Window Begin    1         1          1          1             1
            Principal Window End   287       207        115         75            40


Class A3 to Optional Call Date
Par Price                        5% CPR    10% CPR    20% CPR    30% CPR       50% CPR
100-00
                             WAL  10.84     6.90       3.66        2.34          1.22
                        Mod Durn  9.181     6.121      3.410      2.227         1.184
          Principal Window Begin    1         1          1          1             1
            Principal Window End   287       207        115         75            40


-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the
Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                             7
-----------------------------------------------------------------------------


                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------


                              Price/Yield Tables

Class A4 to Optional Call Date
Par Price                       5% CPR    10% CPR     20% CPR    30% CPR      50% CPR
100-00
                            WAL  7.94       4.69       2.41       1.53          0.80
                       Mod Durn  7.095     4.357       2.313      1.484        0.789
         Principal Window Begin    1         1           1          1            1
           Principal Window End   225       146         78         50            25


Class A5 to Optional Call Date
Par Price                       5% CPR    10% CPR     20% CPR    30% CPR      50% CPR
100-00
                            WAL  22.47     15.73       8.64       5.58          2.88
                       Mod Durn 17.590     13.174      7.793      5.196        2.766
         Principal Window Begin   225       146         78         50            25
           Principal Window End   287       207         115        75            40







-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the
Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                             8
-----------------------------------------------------------------------------


                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------


                              Price/Yield Tables
Class B1 to Optional Call Date
Par Price                         5% CPR    10% CPR    20% CPR    30% CPR       50% CPR
100-00
                              WAL  16.29     11.55      6.34       4.46           2.59
                         Mod Durn 13.329     9.986      5.824      4.193         2.490
           Principal Window Begin    1         1          1          1             1
             Principal Window End   287       207        115        75             40

Class B2 to Optional Call Date
Par Price                         5% CPR    10% CPR    20% CPR    30% CPR       50% CPR
100-00
                              WAL  16.29     11.55      6.34       4.46           2.59
                         Mod Durn 12.785     9.684      5.718      4.138         2.469
           Principal Window Begin    1         1          1          1             1
             Principal Window End   287       207        115        75             40


Class B3 to Optional Call Date
Par Price                         5% CPR    10% CPR    20% CPR    30% CPR       50% CPR
100-00
                              WAL  16.29     11.55      6.34       4.46           2.59
                         Mod Durn 11.778     9.111      5.512      4.028         2.426
           Principal Window Begin    1         1          1          1             1
             Principal Window End   287       207        115        75             40


-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                             9
-----------------------------------------------------------------------------

                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------


            Yield Maintenance Agreement - Schedule & Strike Rates

        Period                  Date             Adjusted Balance            Coupon                 Strike
           0                  30-Aug-04           687,735,000.00

           1                  25-Sep-04           673,552,012.86              2.411                  1.955

           2                  25-Oct-04           663,860,208.56              9.546                  9.090

           3                  25-Nov-04           654,316,623.78              9.546                  9.090

           4                  25-Dec-04           644,918,840.50              9.546                  9.089

           5                  25-Jan-05           635,664,482.05              9.546                  9.089

           6                  25-Feb-05           626,551,212.35              9.546                  9.088

           7                  25-Mar-05           617,576,735.19              9.546                  9.088

           8                  25-Apr-05           608,738,793.55              9.546                  9.087

           9                  25-May-05           600,035,168.91              9.546                  9.087

          10                  25-Jun-05           591,463,680.52              9.546                  9.086

          11                  25-Jul-05           583,022,184.83              9.546                  9.086

          12                  25-Aug-05           574,545,257.22              9.546                  9.085

          13                  25-Sep-05           566,198,836.32              9.546                  9.085

          14                  25-Oct-05           557,980,782.35              9.546                  9.084

          15                  25-Nov-05           549,888,992.19              9.546                  9.084

          16                  25-Dec-05           541,921,398.77              9.546                  9.083

          17                  25-Jan-06           534,075,970.45              9.546                  9.082

          18                  25-Feb-06           526,350,710.36              9.546                  9.082

          19                  25-Mar-06           518,743,655.81              9.546                  9.081

          20                  25-Apr-06           511,252,877.66              9.546                  9.081

          21                  25-May-06           503,876,479.79              9.546                  9.080

          22                  25-Jun-06           496,612,598.44              9.546                  9.080

          23                  25-Jul-06           489,459,401.68              9.546                  9.079

          24                  25-Aug-06           479,952,069.75              9.546                  9.078

          25                  25-Sep-06           470,622,867.08              9.546                  9.077

          26                  25-Oct-06           461,468,484.60              9.546                  9.076

          27                  25-Nov-06           452,485,674.60              9.546                  9.076

          28                  25-Dec-06           443,671,249.38              9.546                  9.075

          29                  25-Jan-07           435,022,080.39              9.546                  9.074

          30                  25-Feb-07           426,535,096.96              9.546                  9.073

          31                  25-Mar-07           418,207,285.27              9.546                  9.072



        Period                  Date             Adjusted Balance            Coupon                 Strike

          32                  25-Apr-07           410,035,687.36              9.546                  9.071

          33                  25-May-07           402,017,400.05              9.546                  9.070

          34                  25-Jun-07           394,149,573.94              9.546                  9.069

          35                  25-Jul-07           386,429,412.36              9.546                  9.068

          36                  25-Aug-07           378,854,170.54              9.546                  9.067

          37                  25-Sep-07           371,421,154.49              9.546                  9.066

          38                  25-Oct-07           364,127,720.14              9.546                  9.065

          39                  25-Nov-07           356,971,272.45              9.546                  9.064

          40                  25-Dec-07           349,949,264.39              9.546                  9.063

          41                  25-Jan-08           343,059,196.19              9.546                  9.062

          42                  25-Feb-08           336,298,614.37              9.546                  9.061

          43                  25-Mar-08           329,665,110.92              9.546                  9.060

          44                  25-Apr-08           323,379,217.09              9.546                  9.060

          45                  25-May-08           317,211,319.82              9.546                  9.060

          46                  25-Jun-08           311,159,222.60              9.546                  9.060

          47                  25-Jul-08           305,220,769.70              9.546                  9.060

          48                  25-Aug-08           299,393,845.30              9.546                  9.060

          49                  25-Sep-08           293,676,372.76              9.546                  9.060

          50                  25-Oct-08           288,066,314.00              9.546                  9.060

          51                  25-Nov-08           282,561,668.62              9.546                  9.060

          52                  25-Dec-08           277,160,473.35              9.546                  9.060

          53                  25-Jan-09           271,860,801.31              9.546                  9.060

          54                  25-Feb-09           266,660,761.33              9.546                  9.060

          55                  25-Mar-09           261,558,497.28              9.546                  9.060

          56                  25-Apr-09           256,552,187.44              9.546                  9.060

          57                  25-May-09           251,640,043.89              9.546                  9.060

          58                  25-Jun-09           246,820,311.83              9.546                  9.060

          59                  25-Jul-09           242,091,268.99              9.546                  9.060

          60                  25-Aug-09           237,451,225.08              9.546                  9.060

          61                  25-Sep-09           232,898,521.09              9.546                  9.060

          62                  25-Oct-09           228,431,528.80              9.546                  9.060

          63                  25-Nov-09           224,048,650.20              9.546                  9.060



-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the
Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                            10
-----------------------------------------------------------------------------


                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------


             Yield Maintenance Agreement - Schedule & Strike Rates


        Period                  Date             Adjusted Balance            Coupon                 Strike

          64                  25-Dec-09           219,748,316.92              9.546                  9.060

          65                  25-Jan-10           215,528,989.62              9.546                  9.060

          66                  25-Feb-10           211,389,157.58              9.546                  9.060

          67                  25-Mar-10           207,327,338.06              9.546                  9.060

          68                  25-Apr-10           203,342,075.84              9.546                  9.060

          69                  25-May-10           199,431,942.70              9.546                  9.060

          70                  25-Jun-10           195,595,536.91              9.546                  9.060

          71                  25-Jul-10           191,831,482.73              9.546                  9.060

          72                  25-Aug-10           188,138,429.99              9.546                  9.060

          73                  25-Sep-10           184,515,053.50              9.546                  9.060

          74                  25-Oct-10           180,960,052.74              9.546                  9.060

          75                  25-Nov-10           177,472,151.27              9.546                  9.060

          76                  25-Dec-10           174,050,096.37              9.546                  9.060

          77                  25-Jan-11           170,692,658.53              9.546                  9.060

          78                  25-Feb-11           167,398,631.11              9.546                  9.060

          79                  25-Mar-11           164,166,829.82              9.546                  9.060

          80                  25-Apr-11           160,996,092.40              9.546                  9.060

          81                  25-May-11           157,885,278.15              9.546                  9.060

          82                  25-Jun-11           154,833,267.52              9.546                  9.060

          83                  25-Jul-11           151,838,961.77              9.546                  9.060

          84                  25-Aug-11           148,901,282.57              9.546                  9.060

          85                  25-Sep-11           146,019,171.61              9.546                  9.060

          86                  25-Oct-11           143,191,590.20              9.546                  9.060

          87                  25-Nov-11           140,417,518.97              9.546                  9.060

          88                  25-Dec-11           137,695,957.50              9.546                  9.060

          89                  25-Jan-12           135,025,923.90              9.546                  9.060

          90                  25-Feb-12           132,406,454.57              9.546                  9.060

          91                  25-Mar-12           129,836,603.77              9.546                  9.060

          92                  25-Apr-12           127,315,443.37              9.546                  9.060

          93                  25-May-12           124,842,062.44              9.546                  9.060

          94                  25-Jun-12           122,415,567.01              9.546                  9.060


        Period                  Date             Adjusted Balance            Coupon                 Strike

          95                  25-Jul-12           120,035,079.70              9.546                  9.060

          96                  25-Aug-12           117,699,739.45              9.546                  9.060

          97                  25-Sep-12           115,408,701.18              9.546                  9.060

          98                  25-Oct-12           113,161,135.56              9.546                  9.060

          99                  25-Nov-12           110,956,228.63              9.546                  9.060

          100                 25-Dec-12           108,793,181.57              9.546                  9.060

          101                 25-Jan-13           106,671,210.42              9.546                  9.060

          102                 25-Feb-13           104,589,545.79              9.546                  9.060

          103                 25-Mar-13           102,547,432.62              9.546                  9.060

          104                 25-Apr-13           100,544,129.83              9.546                  9.060

          105                 25-May-13            98,578,910.16              9.546                  9.060

          106                 25-Jun-13            96,651,059.91              9.546                  9.060

          107                 25-Jul-13            94,759,878.57              9.546                  9.060

          108                 25-Aug-13            92,904,678.73              9.546                  9.060

          109                 25-Sep-13            91,084,785.74              9.546                  9.060

          110                 25-Oct-13            89,299,537.49              9.546                  9.060

          111                 25-Nov-13            87,548,284.21              9.546                  9.060

          112                 25-Dec-13            85,830,388.21              9.546                  9.060

          113                 25-Jan-14            84,145,223.66              9.546                  9.060

          114                 25-Feb-14            82,492,176.36              9.546                  9.060

          115                 25-Mar-14            80,870,643.62              9.546                  9.060

          116                 25-Apr-14            79,280,033.84              9.546                  9.060

          117                 25-May-14            77,719,766.56              9.546                  9.060

          118                 25-Jun-14            76,189,272.04              9.546                  9.060







-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                            11
-----------------------------------------------------------------------------

                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------

                      DESCRIPTION OF THE MORTGAGE LOANS

                      AGGREGATE POOL COLLATERAL SUMMARY


Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

                                                   Summary Statistics             Range (if applicable)
Number of Mortgage Loans:                                2,434

Aggregate Current Unpaid Principal Balance:           $700,010,622                $50,400 - $2,317,828

Average Current Unpaid Principal Balance:               $287,596

Aggregate Original Principal Balance:                 $700,633,746                $50,400 - $2,323,150

Average Original Principal Balance:                     $287,852

Weighted Average Gross Mortgage Rate:                    2.379%                      1.250% - 5.606%

Weighted Average Net Mortgage Rate:                      2.004%

Weighted Average Gross Margin:                           3.064%                      2.100% - 4.300%

Weighted Average Maximum Mortgage Rate:                  9.921%

Weighted Average FICO Score:                              708

Weighted Average Original LTV Ratio:                     71.71%                      13.23% - 95.00%

Weighted Average Remaining Term (months):                 360

Weighted Average Original Term (months):                  360

Geographic Distribution (Top 5):               CA               51.62%
                                               FL                7.91%
                                               NJ                6.02%
                                               NY                3.61%
                                               CO                3.59%






-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                            12
-----------------------------------------------------------------------------

                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------


                       DESCRIPTION OF THE MORTGAGE LOANS
               Distribution By Current Unpaid Principal Balance

                                                       Number of                  Unpaid Principal   % of Pool by
Current Unpaid Principal Balance ($)                     Loans                      Balance ($)    Principal Balance
---------------------------------------------------------------------------------------------------------------------
50,001. - 100,000.                                             126                   10,548,013            1.51

100,001. - 150,000.                                            303                   38,823,435            5.55

150,001. - 200,000.                                            426                   75,316,281           10.76

200,001. - 250,000.                                            348                   78,456,317           11.21

250,001. - 300,000.                                            326                   89,917,856           12.85

300,001. - 350,000.                                            255                   83,077,703           11.87

350,001. - 400,000.                                            199                   74,823,046           10.69

400,001. - 450,000.                                            125                   53,253,011            7.61

450,001. - 500,000.                                            104                   49,967,032            7.14

500,001. - 550,000.                                             68                   35,891,820            5.13

550,001. - 600,000.                                             50                   28,839,961            4.12

600,001. - 650,000.                                             39                   24,760,680            3.54

650,001. - 700,000.                                             18                   12,267,959            1.75

700,001. - 750,000.                                              7                    5,172,443            0.74

750,001. - 800,000.                                              7                    5,469,217            0.78

800,001. - 850,000.                                              8                    6,607,410            0.94

850,001. - 900,000.                                              5                    4,440,750            0.63

900,001. - 950,000.                                              5                    4,617,223            0.66

950,001. - 1,000,000.                                           10                    9,805,886            1.40

1,000,001. - 1,250,000.                                          1                    1,036,750            0.15

1,250,001. - 1,500,000.                                          2                    2,865,000            0.41

1,500,001. - 1,750,000.                                          1                    1,735,000            0.25

2,000,001. or greater                                            1                    2,317,828            0.33
---------------------------------------------------------------------------------------------------------------------

Total:                                                       2,434                  700,010,622          100.00






-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the
Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                            13
-----------------------------------------------------------------------------


                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------


                       DESCRIPTION OF THE MORTGAGE LOANS
                         Distribution By Gross Coupon

Current Rate (%)                                       Number of                  Unpaid Principal   % of Pool by
                                                         Loans                      Balance ($)    Principal Balance
--------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                                                1,435                  421,302,053           60.19

2.001 - 2.500                                                  214                   45,044,870            6.43

3.001 - 3.500                                                    1                      179,588            0.03

3.501 - 4.000                                                  112                   42,484,345            6.07

4.001 - 4.500                                                  239                   70,248,750           10.04

4.501 - 5.000                                                  405                  112,731,818           16.10

5.001 - 5.500                                                   27                    7,757,703            1.11

5.501 - 6.000                                                    1                      261,496            0.04
---------------------------------------------------------------------------------------------------------------------

Total:                                                       2,434                  700,010,622          100.00






                             Distribution By Fico

FICO                                                   Number of                  Unpaid Principal   % of Pool by
                                                         Loans                      Balance ($)    Principal Balance
----------------------------------------------------------------------------------------------------------------------
N/A                                                              3                      515,750            0.07

601 - 620                                                        4                      974,250            0.14

621 - 640                                                      187                   50,269,261            7.18

641 - 660                                                      239                   66,826,175            9.55

661 - 680                                                      332                  103,107,108           14.73

681 - 700                                                      355                  105,519,688           15.07

701 - 720                                                      301                   89,641,171           12.81

721 - 740                                                      315                   89,931,136           12.85

741 - 760                                                      280                   78,173,939           11.17

761 - 780                                                      220                   62,873,821            8.98

781 - 800                                                      158                   42,119,299            6.02

greater than 800                                                40                   10,059,023            1.44
----------------------------------------------------------------------------------------------------------------------
Total:                                                       2,434                  700,010,622          100.00


-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the
Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                            14
-----------------------------------------------------------------------------


                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------


                       DESCRIPTION OF THE MORTGAGE LOANS
                          Distribution By Lien Status

                                                       Number of                  Unpaid Principal   % of Pool by
Lien Status                                              Loans                      Balance ($)    Principal Balance
---------------------------------------------------------------------------------------------------------------------

First Lien                                                   2,434                  700,010,622          100.00
----------------------------------------------------------------------------------------------------------------------

Total:                                                       2,434                  700,010,622          100.00




                         Distribution By Original LTV

                                                       Number of                  Unpaid Principal   % of Pool by
Original LTV (%)                                         Loans                      Balance ($)    Principal Balance
---------------------------------------------------------------------------------------------------------------------
50.00 or less                                                  171                   41,714,883            5.96

50.01 - 55.00                                                   83                   25,394,145            3.63

55.01 - 60.00                                                  107                   29,813,174            4.26

60.01 - 65.00                                                  145                   49,032,958            7.00

65.01 - 70.00                                                  291                   95,907,206           13.70

70.01 - 75.00                                                  582                  172,434,333           24.63

75.01 - 80.00                                                  920                  255,351,000           36.48

80.01 - 85.00                                                   43                   10,623,586            1.52

85.01 - 90.00                                                   41                    9,951,873            1.42

90.01 - 95.00                                                   51                    9,787,465            1.40
---------------------------------------------------------------------------------------------------------------------

Total:                                                       2,434                  700,010,622          100.00



                         Distribution By Documentation

                                                       Number of                  Unpaid Principal   % of Pool by
Documentation                                            Loans                      Balance ($)    Principal Balance
---------------------------------------------------------------------------------------------------------------------

Full                                                           688                  166,448,233           23.78

Limited Income & Asset                                          17                    4,857,129            0.69

No Incom e No Asset                                            287                   80,010,448           11.43

Reduced                                                      1,292                  414,545,217           59.22

Stated Doc                                                     150                   34,149,595            4.88
----------------------------------------------------------------------------------------------------------------------

Total:                                                       2,434                  700,010,622          100.00

-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the
Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                            15
-----------------------------------------------------------------------------


                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------

                       DESCRIPTION OF THE MORTGAGE LOANS
                         Distribution By Loan Purpose

                                                       Number of                  Unpaid Principal   % of Pool by
Loan Purpose                                             Loans                      Balance ($)    Principal Balance
---------------------------------------------------------------------------------------------------------------------

Cash Out Refi                                                1,177                  338,041,768           48.29

Purchase                                                       768                  235,494,779           33.64

Rate & Term Refi                                               489                  126,474,076           18.07
----------------------------------------------------------------------------------------------------------------------

Total:                                                       2,434                  700,010,622          100.00



                         Distribution By Property Type

                                                       Number of                  Unpaid Principal   % of Pool by
Property Type                                            Loans                      Balance ($)    Principal Balance
---------------------------------------------------------------------------------------------------------------------

Single Family                                                1,584                  461,353,433           65.91

PUD                                                            452                  137,226,395           19.60

Condominium                                                    220                   55,221,992            7.89

2-Family                                                        82                   22,100,884            3.16

High-Rise Condo                                                 39                   10,090,389            1.44

4-Family                                                        22                    6,058,998            0.87

TownHouse                                                       23                    4,960,056            0.71

3-Family                                                        12                    2,998,476            0.43
----------------------------------------------------------------------------------------------------------------------

Total:                                                       2,434                  700,010,622          100.00




                       Distribution By Occupancy Status

                                                       Number of                  Unpaid Principal   % of Pool by
Occupancy Status                                         Loans                      Balance ($)    Principal Balance
---------------------------------------------------------------------------------------------------------------------

Owner Occupied                                               2,199                  651,029,855           93.00

Investor Occupied                                              173                   35,226,767            5.03

Second Home                                                     62                   13,754,000            1.96
----------------------------------------------------------------------------------------------------------------------

Total:                                                       2,434                  700,010,622          100.00


-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the
Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                            16
-----------------------------------------------------------------------------


                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------


                       DESCRIPTION OF THE MORTGAGE LOANS
                             Distribution By State

                                                       Number of                  Unpaid Principal   % of Pool by
State                                                    Loans                      Balance ($)    Principal Balance
---------------------------------------------------------------------------------------------------------------------
Southern California                                            635                  228,098,900           32.59

Northern California                                            404                  133,243,032           19.03

Florida                                                        251                   55,343,182            7.91

New Jersey                                                     144                   42,111,411            6.02

New York                                                        74                   25,267,430            3.61

Colorado                                                       103                   25,127,517            3.59

Illinois                                                        74                   18,239,194            2.61

Virginia                                                        59                   17,062,763            2.44

Michigan                                                        79                   16,736,411            2.39

Nevada                                                          57                   14,012,681            2.00

Other                                                          554                  124,768,101           17.82
----------------------------------------------------------------------------------------------------------------------

Total:                                                       2,434                  700,010,622          100.00



                           Distribution By Zip Code

                                                       Number of                  Unpaid Principal   % of Pool by
Zip Code                                                 Loans                      Balance ($)    Principal Balance
---------------------------------------------------------------------------------------------------------------------

91362                                                            3                    3,300,504            0.47

92677                                                            5                    2,791,571            0.40

95037                                                            5                    2,618,357            0.37

92592                                                            6                    2,472,923            0.35

95132                                                            6                    2,455,032            0.35

92657                                                            3                    2,428,040            0.35

92630                                                            6                    2,425,620            0.35

91709                                                            7                    2,305,969            0.33

94080                                                            4                    2,252,454            0.32

92691                                                            5                    2,219,211            0.32

Other                                                        2,384                  674,740,941           96.39
----------------------------------------------------------------------------------------------------------------------

Total:                                                       2,434                  700,010,622          100.00


-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the
Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                            17
-----------------------------------------------------------------------------


                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------

                       DESCRIPTION OF THE MORTGAGE LOANS
                 Distribution By Remaining Months To Maturity

                                                       Number of                  Unpaid Principal   % of Pool by
Remaining Months to Maturity                             Loans                      Balance ($)    Principal Balance
---------------------------------------------------------------------------------------------------------------------

301 - 360                                                    2,434                  700,010,622          100.00
----------------------------------------------------------------------------------------------------------------------

Total:                                                       2,434                  700,010,622          100.00





                         Distribution By Product Type

                                                       Number of                  Unpaid Principal   % of Pool by
Product Type                                             Loans                      Balance ($)    Principal Balance
---------------------------------------------------------------------------------------------------------------------

12MAT                                                        2,434                  700,010,622          100.00
----------------------------------------------------------------------------------------------------------------------

Total:                                                       2,434                  700,010,622          100.00





                     Distribution By Next Adjustment Date

                                                       Number of                  Unpaid Principal   % of Pool by
Next Adjustment Date                                     Loans                      Balance ($)    Principal Balance
---------------------------------------------------------------------------------------------------------------------

June 1, 2004                                                     3                    1,044,910            0.15

July 1, 2004                                                     8                    1,361,412            0.19

August 1, 2004                                                  24                    7,754,557            1.11

September 1, 2004                                              750                  223,502,819           31.93

October 1, 2004                                              1,649                  466,346,923           66.62
----------------------------------------------------------------------------------------------------------------------

Total:                                                       2,434                  700,010,622          100.00

-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the
Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                            18
-----------------------------------------------------------------------------


                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------


                       DESCRIPTION OF THE MORTGAGE LOANS
                     Distribution By Life Minimum Rate (1)

                                                       Number of                  Unpaid Principal   % of Pool by
Life Minimum Rate (%)                                    Loans                      Balance ($)    Principal Balance
---------------------------------------------------------------------------------------------------------------------

4.000 or less                                                2,419                  696,971,054           99.57

4.001 - 4.500                                                   15                    3,039,569            0.43
----------------------------------------------------------------------------------------------------------------------

Total:                                                       2,434                  700,010,622          100.00



(1) These rates are only applicable after the Teaser Period

                            Distribution By Margin

                                                       Number of                  Unpaid Principal   % of Pool by
Margin (%)                                               Loans                      Balance ($)    Principal Balance
---------------------------------------------------------------------------------------------------------------------

4.000 or less                                                2,419                  696,971,054           99.57

4.001 - 4.500                                                   15                    3,039,569            0.43
----------------------------------------------------------------------------------------------------------------------

Total:                                                       2,434                  700,010,622          100.00

                        Distribution By Prepay Penalty

                                                       Number of                  Unpaid Principal   % of Pool by
Prepay Penalty Term                                      Loans                      Balance ($)    Principal Balance
---------------------------------------------------------------------------------------------------------------------

0                                                              146                   45,994,573            6.57

12                                                             307                  113,724,123           16.25

36                                                           1,981                  540,291,926           77.18
----------------------------------------------------------------------------------------------------------------------

Total:                                                       2,434                  700,010,622          100.00


                       Distribution By Life Maximum Rate

                                                       Number of                  Unpaid Principal   % of Pool by
Life Maximum Rate (%)                                    Loans                      Balance ($)    Principal Balance
---------------------------------------------------------------------------------------------------------------------

8.501 - 9.000                                                   63                   19,999,922            2.86

9.501 - 10.000                                               2,371                  680,010,700           97.14
----------------------------------------------------------------------------------------------------------------------

Total:                                                       2,434                  700,010,622          100.00


-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                            19
-----------------------------------------------------------------------------

                                                   Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2004-AR7
------------------------------------------------------------------------------



For Additional information please call:
                 Shahid Quraishi                            (212) 713-2728
                 Paul Scialabba                             (212) 713-9832
                 Brian Bowes                                (212) 713-2860
                 Glenn McIntyre                             (212) 713-3180
                 Steve Warjanka                             (212) 713-2466
                 Michael Boyle                              (212) 713-4129
                 Anthony Beshara                            (212) 713-2804
                 Verdi Contente                             (212) 713-2713
                 Michael Braylovsky                         (212) 713-3744




                   RATING AGENCIES
    Moody's
              Dhruv Mohindra              Tel: (212) 553-4143
                                          Email: dhruv.mohindra@moodys.com

    Standard & Poors
              Venkat Veerubhotla          Tel: (212) 438-6612
                                          Email: venkat_veerubhotla@sandp.com


-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                            20
-----------------------------------------------------------------------------